Investment in TruPet (FY)	4 Months Ended
Dec. 31, 2018
Investment in TruPet [Abstract]
Investment in TruPet

Note 4 – Investment in TruPet

On December 17, 2018 the Company acquired a minority interest in TruPet. The Company invested $2,200,000 into TruPet and acquired a Series A Membership Interest equal to approximately 6.7% of the Membership Interests. The Company is entitled to appoint one of the five managers and certain preferential informational rights. The Company entered into a definitive agreement to acquire the remainder of TruPet in February 2019. The definitive agreement is based on various conditions being met including completion of a financing. On May 6, 2019, the Company acquired the remaining 93.3% of the outstanding TruPet membership interests for 15,027,533 shares of its common stock. See note 13.